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                                                                      EXHIBIT 24


POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ronald J. McGregor, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name and/or his behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Vista Gold Corp. to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including, without limitation, the power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of Vista Gold Corp.) to the Annual Report on Form 10-K of Vista Gold Corp. for the fiscal year ended December 31, 2003 and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or any substitute or substitutes for him, shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned have subscribed these presents on the dates stated.

               SIGNATURE                                 TITLE                                  DATE
               ---------                                 -----                                  ----

                /S/ JOHN M. CLARK                         Director                               March 25, 2004
                ---------------------------
                    John M. Clark

                /S/ MICHAEL B. RICHINGS                   Director                               March 25, 2004
                ---------------------------
                    Michael B. Richings

                /S/ C. THOMAS OGRYZLO                     Director                               March 25, 2004
                ---------------------------
                    C. Thomas Ogryzlo

                /S/ ROBERT A. QUARTERMAIN                 Director                               March 25, 2004
                ---------------------------
                    Robert A. Quartermain